EXECUTION COPY

SECOND AMENDMENT

TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of December 12, 2014 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is between NF INVESTMENT CORP., a Maryland corporation (the “Borrower”) and KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) and the Lender (in such capacity, the “Lender”) under the Existing Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of March 27, 2014 (as amended by the First Amendment to Senior Secured Revolving Credit Agreement, dated as of August 22, 2014, the “Existing Credit Agreement”; as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lender agree to amend the Existing Credit Agreement and the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Second Amendment Effective Date” is defined in Article III.

“Lender” is defined in the preamble.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Second Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is amended in accordance with this Article II.

SECTION 2.1. Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Applicable Margin” means: (a) with respect to any ABR Loan, (i) prior to the Commitment Termination Date, 1.00% per annum and (ii) following the Commitment Termination Date, 1.50%; and (b) with respect to any Eurocurrency Loan, (i) prior to the Commitment Termination Date, 2.00% per annum and (ii) following the Commitment Termination Date, 2.50%.”.

(b) The definition of “Maximum Commitment Increase Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Maximum Commitment Increase Amount” means an amount equal to $125,000,000.”.

(c) The following definitions are hereby added to Section 5.13 of the Existing Credit Agreement in appropriate alphabetical sequence:

““EBITDA” means, with respect to any applicable period for any Portfolio Investment, (a) the meaning of “EBITDA” or any comparable definition as set forth in, or as calculated in connection with, (i) the Underwriting Memoranda for such Portfolio Investment or (ii) after the closing date of the applicable Loan Agreement and after receipt by the Borrower of such Underlying Borrower’s financial reporting under and in accordance with the financial reporting covenant of the applicable Loan Agreement, as set forth in the Loan Agreement for each such Portfolio Investment (together with all add-backs and exclusions as designated in such Loan Agreement), and (b) in any case that “EBITDA” or such comparable definition is not defined in such Underwriting Memoranda or such Loan Agreement, as applicable, an amount, for the principal obligor on such Portfolio Investment and any of its parents or Subsidiaries that are obligated pursuant to the Loan Agreement for such Portfolio Investment (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus interest expense, income taxes, depreciation and amortization for such period (to the extent deducted in determining earnings from continuing operations for such period), and any other item the Borrower deems to be appropriate in accordance with the Investment Policies.

“TTM EBITDA” means, at any time the same is to be determined with respect to any Underlying Borrower, the trailing twelve month EBITDA of such Underlying Borrower as of the date of the Underlying Memoranda or such Underlying Borrower’s most recently delivered financial reporting, as applicable.

“Underwriting Memoranda” means for any Portfolio Investment, the underwriting or investment approval memoranda utilized by the Borrower in evaluating and approving such Portfolio Investment for investment (which Underwriting Memoranda shall provide for a method for calculation of “EBITDA” of the related Underlying Borrower).”.

SECTION 2.2. Amendments to Section 5.13. Section 5.13 of the Existing Credit Agreement is hereby amended as follows:

(a) Clause (b) of Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

“at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments constituting Fixed Rate Portfolio Investments (excluding that portion of the Fixed Rate Portfolio Investments subject to a Hedging Agreement) shall not exceed 10%;”.

(b) Clause (f) of Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

“at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments other than Cash, Cash Equivalents, Short-Term U.S. Government Securities, Long-Term U.S. Government Securities and First Lien Bank Loans shall not exceed 60%;”.

(c) Clause (g) of Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

“at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments constituting First Lien or Second Lien High Yield Securities shall not exceed 15%;”.

(d) Clause (l) of Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

“at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments constituting PIK Portfolio Investments shall not exceed 10%;”.

(e) Clause (m) of Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

“at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments constituting (i) Covenant Lite Loans shall not exceed 65% and (ii) Second Lien Covenant Lite Loans shall not exceed 50%;”.

(f) The following new clauses (n) and (o) are hereby added to Section 5.13 of the Existing Credit Agreement in appropriate alphabetical sequence:

“(n) at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments constituting Second Lien Bank Loans, Second Lien High Yield Securities, Second Out Loans and Second Lien Covenant Lite Loans shall not exceed 50%; and

(o) at any time following the earlier of (x) the date that is six months following the Effective Date and (y) the date the Uncalled Capital Pledge is released from the Collateral, (i) the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments other than Cash, Cash Equivalents, Short-Term U.S. Government Securities, Long-Term U.S. Government Securities, First Lien Bank Loans, First Lien Covenant Lite Loans and First Lien High Yield Securities shall not exceed 50%, and (ii) the portion of the Aggregate Portfolio Value attributable to Eligible Portfolio Investments other than Cash, Cash Equivalents, Short-Term U.S. Government Securities, Long-Term U.S. Government Securities, First Lien Bank Loans (which shall not include any First Lien Covenant Lite Loans) and First Lien High Yield Securities shall not exceed 65%.”.

(g) The definition of “Advance Rate” in Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

““Advance Rate” means, as to any Portfolio Investment and subject to (i) adjustment as provided in Section 5.13(a) and (ii) a weighted average Advance Rate not to exceed 65%, the following percentages with respect to such Portfolio Investment:

Portfolio Investment	Quoted	Unquoted
Cash, Cash Equivalents and Short-Term U.S. Government Securities	100%	N/A
Long-Term U.S. Government Securities	95%	N/A
Performing First Lien Bank Loans	75%	65%
Performing First Lien Covenant Lite Loans	70%	60%
Performing Second Out Loans	65%	55%
Performing First Lien Cash Pay High Yield Securities	65%	55%
Performing Second Lien Bank Loans	43%	43%
Performing Second Lien Cash Pay High Yield Securities	45%	45%
Performing Second Lien Covenant Lite Loans	35%	35%”.

(h) The definition of “First Lien Covenant Lite Loan” in Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

““First Lien Covenant Lite Loan” means a First Lien Bank Loan with respect to which (i) the underlying instruments do not include any financial covenants or have no financial covenants with which compliance is determined on an ongoing maintenance basis and (ii) the Underlying Borrower has a TTM EBITDA of at least $40,000,000; provided, that for all purposes hereunder, such a First Lien Bank Loan which either contains a cross-default provision to, or is pari passu with, another loan of the underlying obligor that requires the underlying obligor to comply with either a financial covenant or a Maintenance Covenant (provided that, for purposes of this proviso, compliance with such financial covenant or Maintenance Covenant shall be required whether or not such other loan is funded) shall be deemed not to be a First Lien Covenant Lite Loan.

(i) The definition of “Second Lien Covenant Lite Loan” in Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:

“Second Lien Covenant Lite Loan” means a Second Lien Bank Loan with respect to which (i) the underlying instruments do not include any financial covenants or have no financial covenants with which compliance is determined on an ongoing maintenance basis and (ii) the Underlying Borrower has a TTM EBITDA of at least $40,000,000; provided, that for all purposes hereunder, such a Second Lien Bank Loan which either contains a cross-default provision to, or is pari passu with, another loan of the underlying obligor that requires the underlying obligor to comply with either a financial covenant or a Maintenance Covenant (provided that, for purposes of this proviso, compliance with such financial covenant or Maintenance Covenant shall be required whether or not such other loan is funded) shall be deemed not to be a Second Lien Covenant Lite Loan.”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower and the of the Lender.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 4.3. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.

SECTION 4.7. Representations and Warranties. To induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders on the Second Amendment Effective Date that (A) the representations and warranties contained in Article III of the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (B) no Default has occurred and is continuing.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	NF INVESTMENT CORP.

By:
	Name:	Orit Mizrachi
	Title:	Chief Operating Officer

SIGNATURE PAGE TO SECOND AMENDMENT—NF INVESTMENT

LENDER:	KEYBANK NATIONAL ASSOCIATION
as Administrative Agent and the Lender

By:
	Name:	Richard Andersen
	Title:	Designated Signer

SIGNATURE PAGE TO SECOND AMENDMENT—NF INVESTMENT